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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2006

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

             Nevada                      0-15959                37-1078406
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)


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       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (217) 365-4513


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 25, 2006, the Registrant's Board of Directors approved the fiscal year 2006 compensation to executive officers in the following amounts set forth below opposite the name of such officer:

         OFFICER                    2006 CASH COMPENSATION
         -----------------------    ----------------------
         Barbara J. Harrington              $145,000
         Barbara J. Kuhl                    $180,000
         P. David Kuhl                      $220,000
         David D. Mills                     $170,000
         Douglas C. Mills                   $225,000
         Edwin A. Scharlau                  $180,000

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006                FIRST BUSEY CORPORATION


                                      By:    /s/  Barbara J. Kuhl
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                                      Name:  Barbara J. Kuhl
                                      Title: President & Chief Operating Officer